UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 22, 2018

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM  5.07  Submission of Matters to a Vote of Security Holders.

On May 22, 2018, the Company held its 2018 Annual Meeting of Stockholders. Of the 37,134,435 shares of common stock outstanding and entitled to vote at the Annual Meeting, 35,254,428 shares were present in person or by proxy, representing 94.94% of the Company’s outstanding common stock and constituting a quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.             Vote regarding the election of Darcy G. Anderson, Herman E. Bulls, Alan P. Krusi, Brian E. Lane, Franklin Myers, William J. Sandbrook, James H. Schultz, Constance E. Skidmore, and Vance W. Tang as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
Darcy G. Anderson	32,347,332	96.88%	1,043,103
Herman E. Bulls	32,590,707	97.60%	799,728
Alan P. Krusi	32,663,366	97.82%	727,069
Brian E. Lane	33,031,857	98.93%	358,578
Franklin Myers	32,202,789	96.44%	1,187,646
William J. Sandbrook	33,057,449	99.00%	332,986
James H. Schultz	31,569,295	94.55%	1,821,140
Constance E. Skidmore	33,141,113	99.25%	249,322
Vance W. Tang	32,754,054	98.09%	636,381

There were 1,863,993 broker non-votes and no abstentions as to Proposal No. 1.

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

Proposal No. 2.             Vote regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Abstain
34,913,509	99.04%	339,960	959

There were no broker non-votes as to Proposal No. 2.

Pursuant to the foregoing vote, the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved.

Proposal No. 3.             Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Abstain
32,245,979	96.67%	1,112,041	32,415

There were 1,863,993 broker non-votes as to Proposal No. 3.

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

ITEM  8.01  Other Events.

Effective May 22, 2018, following the Company’s 2018 Annual Meeting of Stockholders, William J. Sandbrook was appointed to the Audit Committee and the Compensation Committee of the Board of Directors. The Board of Directors has determined that Mr. Sandbrook satisfies all applicable requirements to serve on the Compensation Committee, including without limitation the applicable requirements of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. The Board of Directors has also determined that Mr. Sandbrook satisfies all applicable requirements to serve on the Audit Committee, including without limitation the applicable requirements of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended, and qualifies as an audit committee financial expert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Senior Vice President and General Counsel

Date: May 24, 2018